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                      CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into Davox Corporation's previously filed Registration Statements file Nos. 33-16472, 33-26265, 33-31756, 33-47618, 33-47619 and 33-51578 on Form S-8.



                                               ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 22, 1996